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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 21, 2002



                             INFINIUM SOFTWARE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          MASSACHUSETTS                0-27030                 04-2734036
-----------------------------        -----------           ------------------
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)


                    25 COMMUNICATIONS WAY, HYANNIS, MA 02601
      ---------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (508) 778-2000


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS.

     Infinium Software, Inc. (the "Company") entered into an Agreement and Plan of Merger, dated as of October 28, 2002 (the "Merger Agreement"), by and among the Company, SSA Global Technologies, Inc. ("SSA"), a Delaware corporation, and Samurai Merger Subsidiary, Inc. ("Samurai"), a Massachusetts corporation and wholly-owned subsidiary of SSA. Pursuant to the Merger Agreement, Samurai will be merged with and into the Company and, as a result, the Company will become a wholly-owned subsidiary of SSA (the "Merger").

     The Company previously announced its results of operations for the fourth quarter and fiscal year ended September 30, 2002 in a press release filed under Form 8-K on October 30, 2002.

     In connection with the upcoming Special Meeting of Stockholders, the Company is filing as an exhibit 99.1 to this Form 8-K its unaudited consolidated financial statements as of September 30, 2002 and 2001, and for each of the three fiscal years ended September 30, 2002, 2001 and 2000.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

     See Exhibit Index attached hereto.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2002                 INFINIUM SOFTWARE, INC.


                                        By: /s/ William B. Gerraughty, Jr.
                                           -------------------------------------
                                        Name:  William B. Gerraughty, Jr.
                                        Title: Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.         EXHIBIT DESCRIPTION
-----------         -------------------

Exhibit 99.1 Infinium Software, Inc. unaudited consolidated financial statements as of September 30, 2002 and 2001, and for each of the three fiscal years ended September 30, 2002, 2001 and 2000.